March 10, 2006

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2005 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Core Equity, AIM V.I. Premier Equity, Janus Large Cap Growth, Janus International Growth Portfolio, MFS Emerging Growth, MFS Research Series, OpCap Managed, OpCap Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Credit Suisse Trust Global Small Cap, The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Prudential Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison and Stock Index Portfolios.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950129-06-002101
	Date of Filing:	03/01/2006

2.	Filer/ Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0000906185-06-000004
	Date of Filing:	03/01/2006

3.	Filer/Entity	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
	Accession No.:	0000912938-06-000228
	Date of Filing:	02/28/2006

4.	Filer/Entity	Premier VIT
	Registration No.:	811-08512
	CIK No.	0000923185
	Accession No.:	0000923185-06-000003
	Date of Filing:	02/27/2006

5.	Filer/Entity	T. Rowe Price Equity Income Portfolio
	Registration No.:	811-07143
	CIK No.:	0000918294
	Accession No.:	0000918294-06-000006
	Date of Filing:	02/23/2006

6.	Filer/Entity	T. Rowe Price International Stock Portfolio
	Registration No.:	811-07145
	CIK No.:	0000918292
	Accession No.:	0000918292-06-000002
	Date of Filing:	02/23/2006

7.	Filer/Entity	Credit Suisse Trust - Global Small Cap Portfolio
	Registration No.	811-07261
	CIK No.:	0000941568
	Accession No.:	0001115688-06-000008
	Date of Filing:	02/28/2006

8.	Filer/Entity	The Prudential Series Fund, Inc.
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0000940400-06-000176
	Date of Filing:	03/01/2006

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

John M. Ewing
Vice President and Corporate Counsel